Exhibit 10.1
THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 29, 2024, is among NORTHERN OIL AND GAS, INC., a Delaware corporation (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Third Amended and Restated Credit Agreement dated as of June 7, 2022, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement and to (1) reaffirm the Borrowing Base of $1,800,000,000 and (2) increase the Aggregate Elected Commitment Amount to $1,500,000,000, in each case as more fully set forth herein.
C.    By executing and delivering a signature page to this Amendment, each Lender will, upon the Third Amendment Effective Date, have the Commitments in the principal amount set forth on Annex I attached hereto.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement after giving effect to this Amendment. Unless otherwise indicated, all references to sections in this Amendment refer to sections in the Credit Agreement as amended by this Amendment.
Section 2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended effective as of the Third Amendment Effective Date (as defined below) as follows:

2.1    Section 1.02 of the Credit Agreement is hereby amended by adding the following new defined terms in proper alphabetical order as follows:
“Third Amendment” means that certain Third Amendment to Third Amended and Restated Credit Agreement, dated as of April 29, 2024, by and among the Borrower, the Lenders party thereto and the Administrative Agent.
“Third Amendment Effective Date” shall have the meaning given to such term in the Third Amendment.
2.2    Section 1.02 of the Credit Agreement is hereby amended by amending and restating the following defined term as follows:
“Aggregate Elected Commitment Amount” means, at any time, an amount equal to the sum of the aggregate Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(c). The Aggregate Elected Commitment Amount as of the Third Amendment Effective Date is $1,500,000,000.
2.3    Annex I to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I attached hereto.

Section 3.    Borrowing Base Redetermination. Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 4 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, (a) the Administrative Agent and each of the undersigned Lenders hereby reaffirm the Borrowing Base, effective as of the Third Amendment Effective Date, of $1,800,000,000, and (b) the Administrative Agent, each of the undersigned Lenders and the Borrower hereby agree and acknowledge that such Borrowing Base shall remain in effect until the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The Borrower hereby accepts such Borrowing Base as so reaffirmed to be effective upon the Third Amendment Effective Date. The redetermination provided for herein shall be deemed to constitute the Scheduled Redetermination for April 1, 2024, and this Amendment shall constitute the New Borrowing Base Notice in accordance with Section 2.07(d) of the Credit Agreement.
Section 4.    Conditions Precedent. This Amendment shall become effective on the date, when each of the following conditions is satisfied (the “Third Amendment Effective Date”):
4.1    The Administrative Agent shall have executed and received from the Lenders party hereto (constituting the Required Lenders) and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of each such Person.
4.2    Immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.
4.3    Each representation and warranty contained in Section 5 hereof shall be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date.
4.4    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, without limitation, fees payable to Lenders in respect of any increases to their respective Elected Commitments and the reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses in accordance with Section 12.03(a) of the Credit Agreement.
4.5    To the extent requested by a Lender, the Administrative Agent shall have received duly executed Notes payable to such Lender in a principal amount equal to its Elected Commitment Amount, dated as of the Third Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Third Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify the Borrower and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

Section 5.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
5.1    Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in each Loan Document are true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties continue to be true and correct in all material respects (except for those which have a materiality qualifier, which are true and correct in all respects as so qualified) as of such specified earlier date.
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5.2    Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings with the SEC required under applicable law) and do not violate or constitute a default under any provision of applicable law, the Second Lien Indenture or any agreement evidencing Material Debt binding upon any Credit Party, or result in the creation or imposition of any Lien upon any Property of any Credit Party.
5.3    Validity and Binding Effect. This Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.
5.4    Absence of Defaults. No Default or Event of Default has occurred that is continuing immediately prior to and after giving effect to this Amendment.
Section 6.    Elected Commitment Amounts.
(a)    Each Lender party hereto hereby agrees (i) to commit to provide its respective Elected Commitment, as set forth on Annex I to this Amendment, on the terms and subject to the conditions set forth below and (ii) that as of the Third Amendment Effective Date, Annex I of the Credit Agreement is amended and restated in its entirety by replacing such Annex I with Annex I attached to this Amendment.
(b)    On the Third Amendment Effective Date, (i) each of the Lenders shall hereby assign to each other Lender and (ii) each of the Lenders shall hereby purchase from each other Lender, at the principal amount thereof, such interests in the outstanding Loans and participations in Letters of Credit outstanding on the Third Amendment Effective Date that will result in, after giving effect to all such assignments and purchases, such Loans and participations in Letters of Credit being held by the Lenders ratably in accordance with their Elected Commitment, after giving effect to this Amendment and as set forth on Annex I.
(c)    Each Lender (i) confirms that it has received a copy of this Amendment, the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Section 7.    Miscellaneous.
7.1    Confirmation. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Credit Parties under the Loan Documents, in each case, as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Third Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.
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7.2    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by fax, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention.
7.3    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
7.4    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
7.5    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby in accordance with Section 12.03 of the Credit Agreement.
7.6    Severability. Any provision of this Amendment which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
7.7    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
7.8    Miscellaneous. Section 12.09(b), (c) and (d) of the Credit Agreement shall apply to this Amendment, mutatis mutandis.
[Signature pages follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the day and year first above written.

BORROWER:
NORTHERN OIL AND GAS, INC.

By:	/s/ Chad Allen
Name:	Chad Allen
Title:	Chief Financial Officer

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Lender and Issuing Bank

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Managing Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Bank of America, N.A. as a Lender

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Citibank N.A., as a Lender

By:	/s/ Ryan Watson
Name:	Ryan Watson
Title:	Senior Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

TRUIST BANK, as a Lender

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lyle Levy
Name:	Lyle Levy
Title:	Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

CITIZENS BANK, N.A., as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Managing Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

JPMorgan Chase N.A., as a Lender

By:	/s/ Hadrien Chain
Name:	Hadrien Chain
Title:	Authorized Signatory

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

PNC Bank, National Association, as a Lender

By:	/s/ Danielle Hudek
Name:	Danielle Hudek
Title:	Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Authorized Signatory

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Bruce Hernandez
Name:	Bruce Hernandez
Title:	Senior Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Cathay Bank, as a Lender

By:	/s/ Dale T Wilson
Name:	Dale T Wilson
Title:	Senior Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Comerica Bank, as a Lender

By:	/s/ Cassandra Lucas
Name:	Cassandra Lucas
Title:	Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Managing Director

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Karina Rodriguez
Name:	Karina Rodriguez
Title:	Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

BOKF, NA, as a Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Senior Vice President
Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Cadence Bank, as a Lender

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

Goldman Sachs Lending Partners LLC, as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

Signature Page to Third Amendment to Third Amended and Restated Credit Agreement
Northern Oil and Gas, Inc.

ANNEX I

SCHEDULE OF ELECTED COMMITMENTS AND TERM COMMITMENTS

Name of Lender	Elected Commitment	Applicable Revolving Percentage	Term Commitment	Applicable Term Loan Percentage
Wells Fargo Bank, National Association	$105,000,000.00	7.00%	$0.00	0.0%
PNC Bank, National Association	$105,000,000.00	7.00%	$0.00	0.0%
Capital One, National Association	$105,000,000.00	7.00%	$0.00	0.0%
Citibank, N.A.	$105,000,000.00	7.00%	$0.00	0.0%
Citizens Bank, N.A.	$105,000,000.00	7.00%	$0.00	0.0%
Fifth Third Bank, National Association	$105,000,000.00	7.00%	$0.00	0.0%
Bank of America, N.A	$105,000,000.00	7.00%	$0.00	0.0%
Royal Bank of Canada	$105,000,000.00	7.00%	$0.00	0.0%
Truist Bank	$105,000,000.00	7.00%	$0.00	0.0%
U.S. Bank National Association	$105,000,000.00	7.00%	$0.00	0.0%
JPMorgan Chase Bank, N.A.	$105,000,000.00	7.00%	$0.00	0.0%
Mizuho Bank, Ltd.	$105,000,000.00	7.00%	$0.00	0.0%
First-Citizens Bank and Trust Company	$40,000,000.00	2.666666667%	$0.00	0.0%
Cathay Bank	$40,000,000.00	2.666666667%	$0.00	0.0%
Morgan Stanley Senior Funding, Inc.	$40,000,000.00	2.666666667%	$0.00	0.0%
Comerica Bank	$40,000,000.00	2.666666667%	$0.00	0.0%
Cadence Bank	$35,000,000.00	2.333333333%	$0.00	0.0%
BOKF, NA dba Bank of Oklahoma	$35,000,000.00	2.333333333%	$0.00	0.0%
Goldman Sachs Lending Partners LLC	$10,000,000.00	0.666666667%	$0.00	0.0%
TOTAL	$1,500,000,000.00	100.00%	$0.00	0.0%

Annex I